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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): MARCH 19, 2002





                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)





         TENNESSEE                   000-27694                 62-1201561
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)               File Number)         Identification Number)


3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE             38125
         (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (901) 754-6577


                                       N/A

          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS

On March 19, 2002, SCB Computer Technology, Inc. issued a press release announcing that it has received final court approval of a settlement of a lawsuit originally filed on behalf of its shareholders in April 2000. A copy of the press release is filed as Exhibit 99 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits:

 Exhibit
 Number                          Description of Exhibit
 -------                         ----------------------
    99     Press release issued by SCB Computer Technology, Inc. on March 19, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 22, 2002

                                       SCB COMPUTER TECHNOLOGY, INC.



                                       By:       /s/  Michael J. Boling
                                          -------------------------------------
                                                   Michael J. Boling
                                                Executive Vice President
                                              and Chief Financial Officer






                                       2
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                                  EXHIBIT INDEX

Exhibit
Number                             Description of Exhibit
-------                            ----------------------
  99        Press release issued by SCB Computer Technology, Inc. on March 19, 2002.